Exhibit 99.2

Fourth Quarter 2018
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the anticipated spin-off of our Upstream Energy business into a new stand-alone company, statements regarding our future financial and business performance and prospects, including 2018 tax expense and earnings per share, forecasted 2019 first quarter and full year business and financial results, margins, pricing, delivered product costs, investments, M&A activity, and restructuring or efficiency initiative activities. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; our ability to attract and retain high caliber management talent to lead our business; exposure to economic, political and legal risks related to our international operations including trade sanctions; our ability to develop competitive advantages through innovation and to commercialize digital solutions; the costs and effects of complying with laws and regulations relating to our operations; the proposed spin-off may be delayed or not completed at all and may not achieve the intended benefits; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	2

4Q 2018 Overview

◢Sales:

▪	Reported sales +3%; fixed currency and acquisition adjusted fixed currency sales both +6%.
▪	Strong momentum continues as new business growth, share gains, pricing and new product introductions drove acquisition adjusted fixed currency sales increases across all business segments.

◢Operating Income:

▪	Reported operating margin -120 bps, primarily driven by a net gain in special charges in 4Q 2017 from the divestiture of our Equipment Care business; adjusted fixed currency operating margin +20 bps.
▪	Reported operating income -4% with adjusted operating income +4%; adjusted fixed currency operating income +7%.
▪	Pricing, volume growth and cost saving initiatives more than offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $1.35, -30% versus last year.*
▪	Adjusted diluted EPS $1.54, +12% versus last year, as pricing, volume growth and cost savings initiatives, along with a lower tax rate, drove the gain.

◢Outlook:

▪	2019: Adjusted diluted EPS forecast $5.80 to $6.00, +10% to 14%.
▪	1Q 2019: Adjusted diluted EPS forecast $0.98 to $1.06, +8% to 16%.

The business outlook included in this document is for consolidated Ecolab operations and does not reflect the impact from the planned separation of the Upstream Energy business.

*Subsequent to the February 4, 2019 fourth quarter earnings guidance, an incremental discrete tax charge of $37 million was recorded in our fourth quarter 2018 financial statements.

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	3

4Q 2018 Results

	Fourth Quarter Ended December 31
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2018	2017	Change	2018	2017	Change
Net sales	$ 3,760.5	$ 3,649.0	3%	$ 3,760.5	$ 3,649.0	3%
Operating income	581.9	609.2	(4)%	600.7	575.4	4%
Net income attributable to Ecolab	395.1	562.6	(30)%	449.1	405.4	11%
Diluted earnings per share	$ 1.35	$ 1.92	(30)%	$ 1.54	$ 1.38	12%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2018	2017	Change	2018	2017	Change
Net sales	$ 3,931.1	$ 3,710.8	6%	$ 3,931.1	$ 3,710.8	6%
Operating income	611.6	621.0	(2)%	630.4	587.2	7%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	4

4Q 2018 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Food & Beverage	6%	6%	Volume & mix	3%
Water	8%	8%	Pricing	3%
Paper	13%	11%	Subtotal	6%
Life Sciences	9%	9%	Acq./Div.	0%
Textile Care	4%	4%	Fixed currency growth	6%
Total Global Industrial	8%	8%	Currency impact	-3%
			Total	3%
Global Institutional
Institutional	6%	5%
Specialty	6%	6%
Healthcare	4%	4%
Total Global Institutional	6%	5%

Global Energy	4%	5%

Other
Pest Elimination	11%	7%
Colloidal Technologies	7%	7%
Total Other**	2%	7%
**Equipment Care was sold on November 1, 2017

Total	6%	6%

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	5

4Q 2018 Income Statement / Margins

($ millions, unaudited)	2018	% sales	2017	% sales	% change	Comments*

Gross Profit	$ 1,543.7	41.1%	$ 1,520.0	41.7%	2%	Adjusted gross margins were 41.2% in 2018 and 42.1% 2017. Higher delivered product costs more than offset the impact from increased pricing and cost savings.

SG&A	948.8	25.2%	962.4	26.4%	(1)%	The ratio decreased 120 bps as sales volume leverage and cost savings actions more than offset investments in the business.
Operating Income (fixed FX)
Global Industrial	240.2	16.4%	229.1	16.9%	5%

Acquisition adjusted margins were 16.6% in 2018 and 17.0% in 2017.  Margins decreased 40 bps as pricing, sales volume gains and cost savings were more than offset by higher delivered product costs and investments in the business.

Global Institutional	283.7	21.3%	259.8	20.6%	9%

Acquisition adjusted margins were 21.3% in 2018 and 20.6% in 2017.  Margins rose 70 bps as pricing, sales volume gains and cost savings more than offset investments in the business and higher delivered product costs.

Global Energy	102.1	11.2%	103.3	11.8%	(1)%	Acquisition adjusted margins were 11.2% in 2018 and 12.0% in 2017. Margins decreased 80 bps as pricing, volume gains and cost savings were more than offset by higher delivered product costs.

Other	46.6	20.7%	39.8	18.1%	17%	2018 acquisition adjusted fixed currency margins were 21.1% vs. 18.9% in 2017. The 220 bps increase reflected pricing and sales volume gains that more than offset field and input costs.
Subtotal at fixed FX	672.6	17.1%	632.0	17.0%	6%
FX	(30.8)		(12.3)

Corporate
Corp. Expense	(41.1)		(44.3)			Nalco intangible amortization

Special Gains/(Ch.)	(18.8)		33.8			2018: Primarily restructuring charges. 2017: Gains on the sale of Equipment Care were partially offset by fixed asset impairment and restructuring charges.
Total Corporate Exp.	(59.9)		(10.5)

Consolidated Op. Inc.	$ 581.9	15.5%	$ 609.2	16.7%	(4)%

2018 adjusted fixed currency operating margin was 16.0%, a 20 bps increase vs. the equivalent 2017 margin of 15.8%.  Pricing, volume growth and cost savings initiatives offset the impact of higher delivered product costs and investments in the business during the quarter.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	6

4Q 2018 Balance Sheet / Cash Flow

Summary Balance Sheet
	December 31			December 31
(millions, unaudited)	2018	2017	(millions, unaudited)	2018	2017
Cash and cash eq.	$ 114.7	$ 211.4	Short-term debt	$ 743.6	$ 564.4
Accounts receivable, net	2,662.5	2,571.4	Accounts payable	1,255.6	1,177.1
Inventories	1,546.4	1,446.5	Other current liabilities	1,686.4	1,733.7
Other current assets	354.1	365.0	Long-term debt	6,301.6	6,758.3
PP&E, net	3,836.0	3,707.1	Pension/Postretirement	944.3	1,025.5
Goodwill and intangibles	10,875.7	11,184.7	Other liabilities	1,089.4	1,050.7
Other assets	685.1	477.4	Total equity	8,053.6	7,653.8
Total assets	$ 20,074.5	$ 19,963.5	Total liab. and equity	$ 20,074.5	$ 19,963.5

Selected Cash Flow items			Selected Balance Sheet measures
	Twelve Months Ended
	December 31			December 31
(millions, unaudited)	2018	2017	(unaudited)	2018	2017
Cash from op. activities	$ 2,277.7	$ 2,091.3	Total Debt/Total Capital	46.7%	48.9%
Depreciation	621.3	585.7	Net Debt/Total Capital	46.3%	48.2%
Amortization	317.0	307.6	Net Debt/EBITDA(*)	2.3	2.4
Capital expenditures	847.1	868.6	Net Debt/Adjusted EBITDA(*)	2.2	2.4

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	7

2019 Focus

◢Continue strong topline momentum

▪	Further accelerate corporate account wins
▪	Leverage digital platforms and improve speed to market

◢Build margins: maintain pricing momentum to more than offset delivered product cost increase impact

◢Deliver Efficiency Initiative leverage

◢Drive completion of Upstream Energy spin-off

◢Deliver on key investment programs

▪	Product innovation
▪	Customer digital solutions capabilities
▪	Talent

◢Execute on M&A strategy

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	8

Appendix

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	9

Non-GAAP Financial Measures

	Fourth Quarter Ended		Twelve Months Ended
(unaudited)	December 31		December 31
(millions, except percent)	2018	2017	2018	2017

Net sales
Reported GAAP net sales	$ 3,760.5	$ 3,649.0	$ 14,668.2	$ 13,835.9
Effect of foreign currency translation	170.6	61.8	378.1	394.1
Non-GAAP fixed currency sales	3,931.1	3,710.8	15,046.3	14,230.0
Effect of acquisitions and divestitures	(29.7)	(30.9)	(189.2)	(208.7)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,901.4	$ 3,679.9	$ 14,857.1	$ 14,021.3

Cost of Sales
Reported GAAP cost of sales	$ 2,216.8	$ 2,129.0	$ 8,625.9	$ 8,064.2
Special (gains) and charges	5.8	17.8	9.3	44.0
Non-GAAP adjusted cost of sales	$ 2,211.0	$ 2,111.2	$ 8,616.6	$ 8,020.2

Gross Margin
Reported GAAP gross margin	41.1%	41.7%	41.2%	41.7%
Non-GAAP adjusted gross margin	41.2%	42.1%	41.3%	42.0%

Operating income
Reported GAAP operating income	$ 581.9	$ 609.2	$ 1,947.0	$ 1,950.1
Effect of foreign currency translation	29.7	11.8	60.7	52.9
Non-GAAP fixed currency operating income	611.6	621.0	2,007.7	2,003.0
Special (gains) and charges	18.8	(33.8)	136.0	40.3
Non-GAAP adjusted fixed currency operating income	630.4	587.2	2,143.7	2,043.3
Effect of acquisitions and divestitures	(0.9)	(0.8)	(9.8)	(8.7)
Non-GAAP acquisition adjusted fixed currency operating income	$ 629.5	$ 586.4	$ 2,133.9	$ 2,034.6

Operating Income Margin
Reported GAAP operating income margin	15.5%	16.7%	13.3%	14.1%
Non-GAAP adjusted fixed currency operating income margin	16.0%	15.8%	14.2%	14.4%

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	10

Non-GAAP Financial Measures

	Fourth Quarter Ended		Twelve Months Ended
(unaudited)	December 31		December 31
(millions, except percent and per share)	2018	2017	2018	2017

Interest expense, net
Reported GAAP interest expense, net	$ 53.9	$ 77.8	$ 222.3	$ 255.0
Special (gains) and charges, after tax	0.3	21.9	0.3	21.9
Non-GAAP adjusted interest expense, net	$ 53.6	$ 55.9	$ 222.0	$ 233.1

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 395.1	$ 562.6	$ 1,429.1	$ 1,504.6
Special (gains) and charges, after tax	14.1	2.8	102.8	56.0
Discrete tax net expense (benefit)	39.9	(160.0)	4.7	(184.2)
Non-GAAP adjusted net income attributable to Ecolab	$ 449.1	$ 405.4	$ 1,536.6	$ 1,376.4

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.35	$ 1.92	$ 4.88	$ 5.12
Special (gains) and charges, after tax	0.05	0.01	0.35	0.19
Discrete tax net expense (benefit)	0.14	(0.54)	0.02	(0.63)
Non-GAAP adjusted diluted EPS	$ 1.54	$ 1.38	$ 5.25	$ 4.68

Provision for Income Taxes
Reported GAAP tax rate	27.0%	(3.7)%	20.2%	13.8%
Special gains and charges	0.0	(2.8)	0.3	(0.1)
Discrete tax items	(7.1)	29.8	(0.2)	10.1
Non-GAAP adjusted tax rate	19.9%	23.3%	20.3%	23.8%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,440.3	$ 1,518.6
Provision for income taxes	364.3	243.8
Interest expense, net	222.3	255.0
Depreciation	621.3	585.7
Amortization	317.0	307.6
EBITDA	$ 2,965.2	$ 2,910.7
Special (gains) and charges impacting EBITDA	136.0	40.3
Adjusted EBITDA	$ 3,101.2	$ 2,951.0

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	11

Non-GAAP Financial Measures

	Fourth Quarter Ended December 31
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,461.0	($15.8)	$ 1,445.2	$ 1,352.1	($8.4)	$ 1,343.7
Global Institutional	1,334.0	(6.1)	1,327.9	1,263.7	-	1,263.7
Global Energy	911.1	(0.1)	911.0	875.1	(6.5)	868.6
Other	225.0	(7.7)	217.3	219.9	(16.0)	203.9
Subtotal at fixed currency rates	3,931.1	(29.7)	3,901.4	3,710.8	(30.9)	3,679.9
Currency impact	(170.6)			(61.8)
Consolidated reported GAAP net sales	$ 3,760.5			$ 3,649.0

Operating Income
Global Industrial	$ 240.2	($0.2)	$ 240.0	$ 229.1	($0.2)	$ 228.9
Global Institutional	283.7	(0.2)	283.5	259.8	-	259.8
Global Energy	102.1	0.3	102.4	103.3	0.6	103.9
Other	46.6	(0.8)	45.8	39.8	(1.2)	38.6
Corporate	(42.2)	-	(42.2)	(44.8)	-	(44.8)
Adjusted at fixed currency rates	630.4	(0.9)	629.5	587.2	(0.8)	586.4
Special (gains) and charges	18.8			(33.8)
Reported OI at fixed currency rates	611.6			621.0
Currency impact	(29.7)			(11.8)
Consolidated reported GAAP operating income	$ 581.9			$ 609.2

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	12

Non-GAAP Financial Measures

	Twelve Months Ended December 31
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 5,462.4	($83.8)	$ 5,378.6	$ 5,106.8	($27.9)	$ 5,078.9
Global Institutional	5,204.5	(62.6)	5,141.9	4,910.0	(0.1)	4,909.9
Global Energy	3,501.8	(0.5)	3,501.3	3,281.7	(26.6)	3,255.1
Other	877.6	(42.3)	835.3	931.5	(154.1)	777.4
Subtotal at fixed currency rates	15,046.3	(189.2)	14,857.1	14,230.0	(208.7)	14,021.3
Currency impact	(378.1)			(394.1)
Consolidated reported GAAP net sales	$ 14,668.2			$ 13,835.9

Operating Income
Global Industrial	$ 768.1	($3.7)	$ 764.4	$ 758.5	$ 0.4	$ 758.9
Global Institutional	1,026.9	(3.8)	1023.1	979.8	(0.1)	979.7
Global Energy	358.5	1.9	360.4	336.1	(0.3)	335.8
Other	161.3	(4.2)	157.1	142.5	(8.7)	133.8
Corporate	(171.1)	-	(171.1)	(173.6)	-	(173.6)
Adjusted at fixed currency rates	2,143.7	(9.8)	2,133.9	2,043.3	(8.7)	2,034.6
Special (gains) and charges	136.0			40.3
Reported OI at fixed currency rates	2,007.7			2,003.0
Currency impact	(60.7)			(52.9)
Consolidated reported GAAP operating income	$ 1,947.0			$ 1,950.1

Please see Ecolab’s news release dated February 19, 2019 for additional information, including additional discussion on use of Non-GAAP financial measures. These results are preliminary until our financial statements are filed in our 2018 Form 10-K.	13